SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                         Act of 1934 (Amendment No. ___)
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       THE GABELLI DIVIDEND & INCOME TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:


       2) Form, Schedule or Registration Statement No.:


       3) Filing Party:


       4) Date Filed:

                       THE GABELLI DIVIDEND & INCOME TRUST
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2006
                               ------------------

To the Shareholders of
THE GABELLI DIVIDEND & INCOME TRUST

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Dividend & Income Trust (the "Trust") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 15, 2006, at 12:00 p.m., for the following purposes:

     1. To elect three (3) Trustees of the Trust, two (2) Trustees to be elected by the holders of the Trust's Common Shares and holders of its 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.00% Series D Cumulative Preferred Shares and Series E Auction Rate Preferred Shares (together, the "Preferred Shares"), voting together as a single class, and one (1) Trustee to be elected by the holders of the Trust's Preferred Shares, voting as a separate class (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                         By Order of the Board of Trustees,


                                         JAMES E. MCKEE
                                         SECRETARY
April 17, 2006

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL   ACCOUNTS:  Sign  your name  exactly  as it  appears  in the registration  on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS:  The capacity of the  individuals  signing the proxy
        card should be  indicated  unless  it  is  reflected  in  the  form   of
        registration. For example:

        REGISTRATION                            VALID SIGNATURE

        CORPORATE ACCOUNTS

        (1) ABC Corp.                           ABC Corp.
        (2) ABC Corp.                           John Doe, Treasurer
        (3) ABC Corp.
            c/o John Doe, Treasurer             John Doe
        (4) ABC Corp., Profit Sharing Plan      John Doe, Trustee

        TRUST ACCOUNTS

        (1) ABC Trust                           Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee
            u/t/d 12/28/78                      Jane B. Doe

        CUSTODIAN OR ESTATE ACCOUNTS

        (1) John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA       John B. Smith
        (2) John B. Smith, Executor
            Estate of Jane Smith                John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                      THE GABELLI DIVIDEND & INCOME TRUST
                                   ----------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 2006
                                   ----------
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Dividend & Income Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 15, 2006, at 12:00 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 17, 2006.

     In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Trust's transfer agent, and affiliates of Computershare or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Trust has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Trust will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE TRUST AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Trust has two classes of capital stock: common shares, par value $0.001 per share (the "Common Shares"), and preferred shares consisting of (i) 5.875% Series A Cumulative Preferred Shares ("Series A Preferred"), (ii) Series B Auction Market Preferred Shares ("Series B Preferred"), (iii) Series C Auction Market Preferred Shares ("Series C Preferred"), (iv) 6.00% Series D Cumulative Preferred Shares ("Series D Preferred"), and (v) Series E Auction Rate Preferred Shares ("Series E Preferred"), each having a par value of $0.001 per share (together, the "Preferred Shares" and together with the Common Shares, the "Shares"). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 84,214,605 Common Shares, 3,200,000 Series A Preferred Shares, 4,000 Series B Preferred Shares, 4,800 Series C Preferred Shares, 2,600,000 Series D Preferred Shares, and 5,400 Series E Preferred Shares outstanding.

     As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding Common Shares or Preferred Shares.


                     SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
PROPOSAL             COMMON SHAREHOLDERS                           PREFERRED SHAREHOLDERS
1.  Election of      Common and Preferred Shareholders,            Common and Preferred Shareholders,
    Trustees         voting together as a single class,            voting together as a single class,
                     vote to elect two Trustees:                   vote to elect two Trustees:
                     Salvatore M. Salibello and                    Salvatore M. Salibello and
                     Edward T. Tokar                               Edward T. Tokar

                                                                   Preferred Shareholders,
                                                                   voting as a separate class,
                                                                   vote to elect one Trustee:
                                                                   James P. Conn

2.  Other Business   Common and Preferred Shareholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE TRUST

NOMINEES  FOR THE BOARD OF TRUSTEES
     The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. James P. Conn, Salvatore M. Salibello, and Edward T. Tokar have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified. James P. Conn has been nominated by the Board of Trustees for election by the holders of the Trust's Preferred Shares for a three-year term to expire at the Trust's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Each of the Trustees of the Trust has served in that capacity since the October 23, 2003 organizational meeting of the Trust. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser with the exception of Edward T. Tokar. The classes of Trustees are indicated below:

NOMINEES  TO SERVE  UNTIL  2009  ANNUAL  MEETING OF  SHAREHOLDERS
-----------------------------------------------------------------
James P. Conn
Salvatore  M.  Salibello
Edward T. Tokar

TRUSTEES  SERVING  UNTIL 2008  ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Anthonie C. van Ekris
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Mario J. Gabelli, CFA
Mario d'Urso
Michael J. Melarkey

     Under the Trust's Declaration of Trust, Statement of Preferences, and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Trust's outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Trust's outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Trust's Declaration of Trust, Statement of Preferences, and By-Laws. The holders of the Trust's outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Trust's Preferred Shares are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Trust's Preferred Shares. A quorum of the Preferred Shareholders must be present at the Meeting in order for the proposal to elect Mr. Conn to be considered.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS
     Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust and officers of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships (excluding other funds managed by the Adviser), if any.


                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                               FUND COMPLEX
    ADDRESS 1                   TIME         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS         OVERSEEN
    AND AGE                    SERVED 2      DURING PAST FIVE YEARS                          HELD BY TRUSTEE           BY TRUSTEE
    --------                   --------      ----------------------                          ----------------          -----------
INTERESTED TRUSTEES/NOMINEES 3:
-------------------------------
MARIO J. GABELLI               Since 2003*** Chairman of the Board and Chief                 Director of Morgan Group          23
Trustee and                                  Executive Officer of GAMCO                      Holdings, Inc. (holding
Chief Investment Officer                     Investors, Inc. and Chief                       company)
Age: 63                                      Investment Officer - Value Portfolios
                                             of Gabelli Funds, LLC and GAMCO
                                             Asset Management Inc.; Chairman
                                             and Chief Executive Officer of
                                             Lynch Interactive Corporation
                                             (multimedia and services)

SALVATORE M. SALIBELLO         Since 2003*   Certified Public Accountant and                           --                      3
Trustee                                      Managing Partner of the certified public
Age: 60                                      accounting firm of Salibello & Broder LLP

EDWARD T. TOKAR                Since 2003*   Senior Managing Director of Beacon              Trustee of LEVCO Series           1
Trustee                                      Trust Company since 2004; Chief                 Trust; Director of DB
Age: 58                                      Executive Officer of Allied                     Hedge Strategies Fund
                                             Capital Management LLC (1997-2004);             LLC; Director of the Topiary
                                             Vice President - Investments of Honeywell       Benefit Plan Investor
                                             International Inc. (1977-2004)                  Fund LLC (financial services)

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
ANTHONY J. COLAVITA4           Since 2003**  Partner in the law firm of Anthony J.                     --                      33
Trustee                                      Colavita, P.C.
Age: 70

JAMES P. CONN4                 Since 2003*   Former Managing Director and                    Director of First Republic Bank   14
Trustee                                      Chief Investment Officer of                     (banking)
Age: 68                                      Financial Security Assurance
                                             Holdings Ltd. (insurance holding
                                             company) (1992-1998)

MARIO D'URSO                   Since 2003*** Chairman of Mittel Capital Markets                        --                      3
Trustee                                      S.p.A. since 2001; Senator in the
Italian  Age: 65                             Parliament (1996-2001)

FRANK J. FAHRENKOPF, JR.       Since 2003**  President and Chief Executive                   Director of First Republic Bank   5
Trustee                                      Officer of the American Gaming                  (banking)
Age: 66                                      Association; Co-Chairman of the
                                             Commission on Presidential Debates;
                                             Chairman of the Republican
                                             National Committee (1983-1989)

MICHAEL J. MELARKEY            Since 2003*** Partner in the law firm of Avansino,            Director of Southwest Gas         3
Trustee                                      Melarkey, Knobel & Mulligan                     Corporation (natural gas utility)
Age: 56

                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                               FUND COMPLEX
    ADDRESS 1                   TIME         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS         OVERSEEN
    AND AGE                    SERVED 2      DURING PAST FIVE YEARS                          HELD BY TRUSTEE           BY TRUSTEE
    --------                   --------      ----------------------                          ----------------          -----------
NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
ANTHONIE C. VAN EKRIS          Since 2003**  Chairman of BALMAC                                       --                       17
Trustee                                      International, Inc.(commodities
Age: 71                                      and futures trading)

SALVATORE J. ZIZZA             Since 2003**  Chairman of Hallmark Electrical                  Director of Hollis Eden          24
Trustee                                      Supplies Corp.                                   Pharmaceuticals (biotechnology)
Age: 60                                                                                       and Earl Scheib, Inc.
                                                                                              (automotive services)
OFFICERS:
--------
BRUCE N. ALPERT                Since 2003    Executive Vice President and Chief
President                                    Operating Officer of Gabelli Funds,
Age: 54                                      LLC since 1988; Director and
                                             President of Gabelli Advisers, Inc. since
                                             1998; Officer of all registered
                                             investment companies in the Gabelli
                                             Funds complex.

CARTER W. AUSTIN               Since 2003    Vice President of the Trust since
Vice President                               2003; Vice President of The Gabelli
Age: 39                                      Equity Trust Inc. since 2000 and The Gabelli
                                             Global Gold, Natural Resources & Income
                                             Trust since 2005; Vice President of
                                             Gabelli Funds, LLC since 1996.

PETER D. GOLDSTEIN            Since 2004     Director of Regulatory Affairs for
Chief Compliance Officer                     GAMCO Investors, Inc. since 2004;
Age: 52                                      Chief Compliance Officer of all
                                             registered  investment companies in
                                              the Gabelli Funds complex; Vice President
                                             of Goldman Sachs Asset Management from
                                             2000-2004.

JAMES E. MCKEE                Since 2003     Vice President, General Counsel and
Secretary                                    Secretary of GAMCO Investors, Inc.
Age: 42                                      since 1999 and GAMCO Asset
                                             Management Inc. since 1993;  Secretary
                                             of all registered  investment  companies
                                             advised by Gabelli Advisers,  Inc. and
                                             Gabelli Funds, LLC.

AGNES MULLADY                 Since 2006     Officer of all registered investment companies
Treasurer and Principal                      in the Gabelli Funds complex; Senior Vice President of
Financial  Officer                           U.S. Trust Company, N.A. and Treasurer and Chief
Age: 47                                      Financial  Officer of Excelsior Funds from 2004-2005;
                                             Chief Financial Officer of AMIC Distribution Partners from
                                             2002-2004; Controller of Reserve Management,  Inc.
                                             and Reserve Partners, Inc. and Treasurer of Reserve Funds
                                             from 2000-2002.

-----------------
     1   Address:  One Corporate  Center,  Rye, NY 10580-1422,  unless otherwise noted.
     2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
     * Nominee to serve, if elected, until the Trust's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
    ** Term continues until the Trust's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
   *** Term continues until the Trust's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
     3 "Interested person" of the Trust, as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Trust because of his affiliation with Gabelli Funds, LLC, which is the Trust's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Trust, and as a controlling shareholder because of the level of his ownership of common shares of the Trust. Mr. Tokar is considered an "interested person" of the Trust as a result of his son's employment by an affiliate of the Adviser. Mr. Salibello may be considered an "interested person" of the Trust as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.
     4   As a  Trustee,  elected  solely by  holders  of the  Trust's  Preferred
         Shares.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

     Set forth in the table below is the dollar range of equity securities in the Trust beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

 NAME OF TRUSTEE/NOMINEE            DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY
                                       SECURITIES HELD                 SECURITIES HELD
                                       IN THE TRUST*(1)             IN FUND COMPLEX*(1)(2)
INTERESTED TRUSTEES/NOMINEES:
----------------------------
Mario J. Gabelli                             E                                 E

Salvatore M. Salibello                       A                                 E

Edward T. Tokar                              A                                 A

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
Anthony J. Colavita**                        C                                 E

James P. Conn                                D                                 E

Mario d'Urso                                 D                                 E

Frank J. Fahrenkopf, Jr.                     A                                 B

Michael J. Melarkey                          C                                 E

Anthonie C. van Ekris**                      E                                 E

Salvatore J. Zizza                           D                                 E

--------------------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000
All shares were valued as of December 31, 2005.

** Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $16,517 and $16,500, respectively, as of December 31, 2005. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $52,176 as of December 31, 2005. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Trust's Adviser.
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers.

     Set forth in the table below is the amount of shares beneficially owned by each Trustee of the Trust.

                                AMOUNT AND NATURE OF       PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE        BENEFICIAL OWNERSHIP (1)      OUTSTANDING (2)
-----------------------        ------------------------      ---------------
INTERESTED TRUSTEES/NOMINEES:
----------------------------
Mario J. Gabelli                    2,784,705 (3)                   3.3%

Salvatore M. Salibello                  0                              *

Edward T. Tokar                         0                              *

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
Anthony J. Colavita                     2,500 (4)                      *

James P. Conn                           5,000                          *

Mario d'Urso                            3,500                          *

Frank J. Fahrenkopf, Jr.                0                              *

Michael J. Melarkey                     2.324                          *

Anthonie C. van Ekris                   4,200                          *

Salvatore J. Zizza                      4,000 (5)                      *
--------------------------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.
(3) Includes 107,000 shares owned directly by Mr. Gabelli and 2,677,705 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(4) Includes 500 shares owned by Mr. Colavita's spouse and 1,000 shares owned by Mr. Colavita's son for which he disclaims beneficial ownership.
(5) Includes 3,000 shares owned by Mr. Zizza's sons for which he disclaims beneficial ownership.

     The Trust pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person, $1,000 per Committee meeting attended in person, and $500 per telephonic meeting, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the year ended December 31, 2005 amounted to $179,466. During the year ended December 31, 2005, the Trustees of the Trust met six times, two of which were special meetings of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

     The role of the Trust's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Trust's financial statement reporting process and the independent audit and reviews thereof; (ii) the Trust's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Trust's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 15, 2006.

     Pursuant to the Charter, the Audit Committee is responsible for conferring with the Trust's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Trust's independent registered public accounting firm, and overseeing the Trust's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Trust and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as
representatives of shareholders. The independent registered public accounting firm for the Trust reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 13, 2006, the Audit Committee reviewed and discussed with management of the Trust and PricewaterhouseCoopers the audited financial statements of the Trust as of and for the year ended December 31, 2005, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Trust, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report for the year ended December 31, 2005.

       SUBMITTED BY THE AUDIT  COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

       Salvatore J. Zizza,  Chairman
       Frank J. Fahrenkopf, Jr.
       Anthonie C. van Ekris

       February 15, 2006

     The Audit Committee met twice during the year ended December 31, 2005. The Audit Committee is composed of three of the Trust's independent (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")) Trustees, namely Messrs. Fahrenkopf, van Ekris, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

     The Board of Trustees has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Trustees, namely Messrs. Colavita, Melarkey, and Zizza. The Nominating Committee met once during the year ended December 31, 2005. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     o The name of the shareholder and evidence of the shareholder's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership;
     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
     o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

     The shareholder recommendation and information described above must be sent to James E. McKee, the Trust's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Trust. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

     The Trust's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Trust's website at www.gabelli.com.

OTHER  BOARD-RELATED  MATTERS

     The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Trust and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE  COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Trust does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

     The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the year ended December 31, 2005. Mr. Austin is employed by the Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              AGGREGATE COMPENSATION FROM
                                AGGREGATE COMPENSATION        THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION        FROM THE TRUST            PAID TO TRUSTEES AND OFFICERS*
---------------------------        --------------            -----------------------------
INTERESTED TRUSTEES/NOMINEES:
----------------------------
MARIO J. GABELLI                        $0                              $0       (24)(diamond)
Trustee andChief Investment Officer

KARL OTTO POHl**                        $0                              $7,571   (35)+ (diamond)
Trustee

SALVATORE M. SALIBELLO                  $19,000                         $26,500  (3)
Trustee

EDWARD T. TOKAR                         $20,500                         $20,500  (1)
Trustee

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
ANTHONY J. COLAVITA                     $21,085                         $212,473 (37)+ (diamond)
Trustee

JAMES P. CONN                           $17,038                         $83,283  (14)
Trustee

MARIO D'URSO                            $18,417                         $33,367  (3)
Trustee

FRANK J. FAHRENKOPF, JR.                $20,225                         $60,183  (5)
Trustee

MICHAEL J. MELARKEY                     $19,417                         $34,367  (3)
Trustee

ANTHONIE C. VAN EKRIS                   $20,192                         $105,378 (21)+ (diamond)
Trustee

SALVATORE J. ZIZZA                      $23,592                         $143,962 (25)(diamond)
Trustee

OFFICER:
-------
CARTER W. AUSTIN                        $225,000                        $225,000 (1)
Vice President
                                       10

------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2005 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.
** Mr. Pohl resigned from the Board of Trustees effective November 16, 2005 and now serves as Trustee Emeritus.
+ Includes compensation for serving as a Director of The Treasurer's Fund, Inc., which was liquidated on October 28, 2005.
(diamond) Includes  compensation  for serving as a Trustee of Ned Davis Research
          Funds, Inc., which was liquidated on February 10, 2006.

REQUIRED VOTE

     The election of each of the listed Nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Trust represented at the Meeting if a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Trust's independent registered public accounting firm for the year ending December 31, 2006. PricewaterhouseCoopers acted as the Trust's independent registered public accounting firm for the year ended December 31, 2005. The Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PricewaterhouseCoopers for professional services received during and for the years ended December 31, 2004 and 2005, respectively.

         YEAR ENDED                     AUDIT-RELATED                     ALL
         DECEMBER 31       AUDIT FEES       FEES*       TAX FEES**    OTHER FEES
         -----------       ----------       ----        --------      ----------
            2004            $95,022       $13,800        $2,550           --
            2005           $100,950       $13,800        $2,880           --
-----------
* "Audit-Related Fees" are those fees billed to the Trust by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.
** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Trust's income tax returns.

     The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Trust, and all non-audit services to be provided by the independent registered public accounting firm to the Trust's Adviser and service providers controlling, controlled by, or under common control with the Trust's Adviser ("affiliates") that provide on-going services to the Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Trust fees for the years ended December 31, 2004 and December 31, 2005 were pre-approved by the Audit Committee.

     For the year ended December 31, 2005, PricewaterhouseCoopers has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Trust.

THE INVESTMENT  ADVISER AND  ADMINISTRATOR

     Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Trust with copies of all
Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it received for the year ended December 31, 2005, the Trust believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2006.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2007 must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 18, 2006. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    3774-PS-2006

GABELLI FUNDS

MR A SAMPLE
DESIGNATION  (IF  ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext

C  1234567890  J N T

--  Mark box at left if an address change is noted on this card.
--

--------------------------------------------------------------------------------
ANNUAL  MEETING  PROXY  CARD                                  COMMON SHAREHOLDER
--------------------------------------------------------------------------------
                      THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Mario  J. Gabelli,  James E. McKee and Bruce
N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN BELOW AND RETURN  PROMPTLY IN THE ENCLOSED  ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES
1. To elect two (2)  Trustees  of the  Trust:

01 - Salvatore  M.  Salibello   FOR    WITHHOLD
02 - Edward T. Tokar            FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box
------------------------

------------------------
Signature 2 - Please keep  signature  within the box
------------------------

------------------------
Date  (mm/dd/yyyy)
------------------------
    /      /
------------------------


0 0 8 4 6 0 1       1 U P X         COY    +

GABELLI  FUNDS

MR A SAMPLE
DESIGNATION  (IF  ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext

C  1234567890  J N T

-- Mark box at left if an address  change is noted on this  card.
--

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES A PREFERRED
--------------------------------------------------------------------------------
                      THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Mario  J. Gabelli,  James E. McKee and Bruce
N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE  VOTE, DATE AND SIGN BELOW AND RETURN  PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION  OF  TRUSTEES
1. To elect  three (3) Trustees of the Trust:

01 - James P. Conn    FOR    WITHHOLD
02 - Salvatore M.  Salibello   FOR    WITHHOLD
03 - Edward T. Tokar           FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments  are noted below. --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box
---------------------

---------------------
Signature 2 - Please keep  signature  within the box
---------------------

---------------------
Date  (mm/dd/yyyy)
---------------------
   /         /
---------------------

0 0 8 4 6 0 2    1 U P X      COY    +

GABELLI FUNDS

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES B PREFERRED
--------------------------------------------------------------------------------
                      THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES
1. To elect three (3) Trustees of the Trust:

01 - James P. Conn   FOR    WITHHOLD
02 - Salvatore M. Salibello    FOR    WITHHOLD
03 - Edward T. Tokar   FOR     WITHHOLD

COMMENTS                                       --
Mark box at right if comments are noted below. --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Signature 1 - Please  keep  signature  within the box
-----------------------

-----------------------
Signature 2 - Please keep signature within the box
-----------------------

-----------------------
Date (mm/dd/yyyy)
-----------------------
  /    /
-----------------------

0 0 8 4 6 0 4    1 U P X     COY   +

GABELLI FUNDS

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES C PREFERRED
--------------------------------------------------------------------------------
                      THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES
1. To elect three (3) Trustees of the Trust:

01 - James P. Conn    FOR    WITHHOLD
02 - Salvatore M. Salibello  FOR    WITHHOLD
03 - Edward T. Tokar   FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Signature 1 - Please  keep  signature  within the box
----------------

----------------
Signature 2 - Please keep signature within the box
----------------

----------------
Date (mm/dd/yyyy)
----------------
   /      /
----------------

0 0 8 4 6 0 5   1 U P X   COY  +

GABELLI FUNDS

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 J N T

-- Mark box at left if an address change is noted on this card.
--
--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    SERIES D PREFERRED
--------------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES
1. To elect three (3) Trustees of the Trust:

01 - James P. Conn          FOR    WITHHOLD
02 - Salvatore M. Salibello FOR    WITHHOLD
03 - Edward T. Tokar        FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box
----------------

----------------

Signature 2 - Please keep signature within the box
----------------

----------------

Date (mm/dd/yyyy)
----------------
  /     /
----------------

0 0 8 4 6 0 3                   1 U P X                                C O Y  +

GABELLI FUNDS

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES E PREFERRED
--------------------------------------------------------------------------------
                     THE GABELLI DIVIDEND & INCOME TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF TRUSTEES
1. To elect three (3) Trustees of the Trust:

01 - James P. Conn          FOR    WITHHOLD
02 - Salvatore M. Salibello FOR    WITHHOLD
03 - Edward T. Tokar        FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box
----------------

----------------

Signature 2 - Please keep signature within the box
----------------

----------------

Date (mm/dd/yyyy)
----------------
  /     /
----------------

0 0 8 4 6 0 6       1 U P X        C O Y  +